National Fuel Gas Company Investor Presentation January 2014 Exhibit 99

National Fuel Gas Company
Safe Harbor For Forward Looking Statements

This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions.  Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  The
Company’s expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that could cause actual results to differ materially from results referred to in the forward-looking statements:
factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; changes in the price of natural gas or oil; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; changes in demographic patterns and weather conditions; changes in the availability, price or accounting treatment of derivative financial instruments; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; changes in price differential between similar quantities of natural gas at different geographic locations, and the effect of such changes on natural gas revenues and production, and on the demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of oil or natural gas having different quality, heating value, geographic location or delivery date; significant differences between the Company’s projected and actual capital expenditures and operating expenses; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities. Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations.
Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves. Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuelgas.com.
You can also obtain this form on the SEC’s website at www.sec.gov.
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see
“Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2013. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

Corporate
January 2014

National Fuel

CANADA
Lake Ontario
Lake Erie
NY
VT
NH
MA
CT
PA
OH
WV
MD
NJ
Atlantic Ocean
NATIONAL FUEL PIPELINES
SENECA RESOURCES ACREAGE
UTILITY SERVICE AREA

✓ ✓

✓ ✓

National Fuel Gas Company
Exceptional Assets, Focused on Execution

1.549 Tcfe of Proved Reserves
(1)
800,000 Net Acres in Pennsylvania
2.8 MMBbl of Crude Oil Production
(2)
$191 Million of Midstream Adjusted EBITDA
(2)
(1) As of September 30, 2013
(2) Fiscal 2013

Midstream

National Fuel

GATHERING PIPELINES
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE
Lake Erie
NY
PA
Gathering Segment Revenue
Revenue ($ Millions)
$100
$75
$50
$25
$0
$17.5
$34.8
$60-
$72
$80-
$95
2009
2010
2011
2012
2013
2014E
2015E
Fiscal Year

January 2014

Gathering
Gathering is the First Step to Reaching a Market

TGP 300
Transco
Trout Run
Gathering System
(In-Service)
Covington
Gathering System
(In-Service)
Clermont
Gathering System
(Under Construction)
Gathering Interconnects
(In-Service and Under Construction)

Corporate

Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
$1,250
$1,000
$750
$500
$250
$0
Adjusted EBITDA ($ Millions)
2009 to 2013: 10% CAGR
$581
$632
$668
$704
$852
$280
$327
$377
$397
$492
$30
$131
$121
$111
$137
$161
$164
$167
$169
$160
$172
2009
2010
2011
2012
2013
2014 Forecast
2015 Forecast
Fiscal Year

2014 – 2018

10-15% Forecasted Adjusted EBITDA CAGR

January 2014

National Fuel Gas Company
Targeting Sustained Growth for the Next Five Years

Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings is included at the end of this presentation.

Corporate

Capital Expenditures ($ Millions)
$1,500
$1,250
$1,000
$750
$500
$250
$0
Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
$307(1)
$188
$53
$56
$501
$398
$38
$58
$854
$649
$129
$58
$977
$694
$80
$144
$58
$717
$533
$55
$56
$72
$845-
$1,025
$550-
$650
$100-
$150
$115-
$135
$80-$90
$1,055-
$1,265
$650-
$750
$100-
$150
$225-
$275
$80-$90
2009
2010
2011
2012
2013
2014
Forecast
2015
Forecast
Fiscal Year

January 2014

National Fuel Gas Company
Capital Spending Adjusts to Capitalize on Opportunities

Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
(1) Does not include the $34.9 MM Seneca Resources Corporation’s acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the
Statement of Cash Flows, and was not included in the Exploration & Production segment’s Capital Expenditures

Corporate

2.5
2.0
1.5
1.0
0.5
0.0
Average Debt / Adjusted EBITDA
2.02
1.98
1.75
1.89
1.89
2009
2010
2011
2012
2013
Fiscal Year

Shareholders'
Equity
57%

January 2014

National Fuel Gas Company
Maintaining a Strong Balance Sheet

Total Debt
(1)
43%
$3.843 Billion
As of September 30, 2013
Debt / Adjusted EBITDA Capitalization
Note:  A reconciliation of Adjusted EBITDA to Net Income is included at the end of this presentation
(1) Long-Term Debt of $1.649 billion

Corporate

National Fuel

$2.00
$1.50
$1.00
$0.50
$0.00
Annual Dividend Rate
1970
1976
1982
1988
1994
2000
2006
2012
Annual Rate at Fiscal Year End

January 2014

National Fuel Gas Company
Dividend Track Record

Current
Dividend Yield
(1)
2.1%
Dividend Consistency
Consecutive Dividend Payments 111 Years
Consecutive Dividend Increases 43 Years
Current Annualized Dividend Rate $1.50 per Share
(1) As of January 8, 2014

9 Exploration & Production Overview

Upstream

Natural Gas (Bcf)
Crude Oil (MMbbl)
2010 to 2013 CAGR: 31%
Total Proved Reserves (Bcfe)
2000
1500
1000
500
0
503
226
46.2
528
249
46.6
700
428
45.2
935
675
43.3
1,246
988
42.9
1,549
1,300
41.6
2008
2009
2010
2011
2012
2013
At September 30

January 2014

Seneca Resources
Proven Record of Growth

Fiscal
Years
3-Year
F&D Cost (1)
($/Mcfe)
2006-2008 $7.63
2007-2009 $5.35
2008-2010 $2.37
2009-2011 $2.09
2010-2012 $1.87
2011-2013 $1.67
(1) Represents a three-year average U.S. finding and development cost
2013 F&D Cost = $1.31
Marcellus F&D: $0.99
Doubled Proved Reserves
Since 2010
71% Proved Developed

Upstream

~34% CAGR
Gulf of Mexico (Divested in 2011)
East Division (Appalachia)
West Division (California/Kansas)
Annual Production (Bcfe)
225
150
75
0
49.7
13.3
16.5
19.8
67.6
43.2
19.2
83.4
62.9
20.5
120.7
100.7
20.0
145-165
125-143
20-22
180-220
158-196
22-24
2010
2011
2012
2013
2014 Forecast
2015 Forecast
Fiscal Year

January 2014

Seneca Resources Delivering Tremendous Production Growth 11

Upstream

National Fuel

Gulf of Mexico (Divested in 2011)
East Division (Appalachia)
West Division (California/Kansas)
Capital Expenditures ($ Millions)
$1,000
$800
$600
$400
$200
$0
$188(1)
$139
$31
$398
$356
$28
$649
$596
$47
$694
$631
$63
$533
$428
$105
$550-$650
$460-$520
$90-$130
$650-$750
$560-$620
$90-$130
2009
2010
2011
2012
2013
2014 Forecast
2015 Forecast
Fiscal Year

January 2014

Seneca Resources
Disciplined Capital Spending

(1) Does not include the $34.9 MM acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the Statement of Cash Flows, and was not included in Capital Expenditures

Upstream

National Fuel

Seneca Fee
Seneca Lease
720,000 Acres
60,000 Acres
Chautauqua
Cattaraugus
Allegany
Chemung
Erie
Warren
McKean
Potter
Tioga
Bradford
Crawford
Forest
Venango
Elk
Cameron
Sullivan
Lycoming
Mercer
Clarion
Jefferson
Clearfield
Blair
Juniata

Western Development Area (WDA)

- ✓ **Average Net revenue interest: 98%**
  - ➢ No lease expiration
  - ➢ No royalty on most acreage
- ✓ **Highly contiguous**
  - ➢ Significant economies of scale
- ✓ **1,700 to 2,000 locations de-risked**

Eastern Development Area (EDA)

- ✓ **Mostly leased (16-18% royalty)**
- ✓ **No near-term lease expiration**
  - ➢ First large expiration: 2018
- ✓ **Ongoing development drilling in Tioga and Lycoming Counties**
- ✓ **~225 locations remaining**
  - ➢ 70-90 wells in Lycoming County

January 2014

Marcellus Shale Prolific Pennsylvania Acreage 13

Upstream

National Fuel

MCKEAN
TIOGA
LYCOMING
CLINTON
SRC Acreage
Fee
Lease
Pipeline by Owner
Transco
Tennessee
NFG Midstream

January 2014

Marcellus Shale
EDA Delivering Significant Growth

Covington – Fully Developed
Gross Production: ~50 MMcf per Day
47 Wells Drilled and Producing
DCNR Tract 595
Gross Production: ~85 MMcf per Day
34 Wells Drilled (52 Total Locations)
26 Wells Producing
DCNR Tract 100
Gross Production:  ~250 MMcf per Day
55 Wells Drilled (70 Total Locations)
36 Wells Producing
Gamble
Recently, 30 to 50 future
locations were added in
Lycoming County

Marcellus Shale
EDA – Historical Well Results Are Exceptional

Development Area
Producing
Well Count
Average
IP Rate
(MMcf/d)
Average
7-Day
(MMcf/d)
Average
30-Day
(MMcf/d)
Average
EUR
per Well
(Bcf)
Average
Lateral
Length
EUR per
1,000’ of
Lateral
(Bcfe)
Covington
Tioga
County
47 5.2 4.7 4.1 5.7 4,023’ 1.42
Tract 595
Tioga
County
26 7.1 6.0 5.1 8.4 4,639’ 1.81
Tract 100
Lycoming
County
30 16.1 14.2 11.9 11.5 5,210’ 2.21
Seneca is the industry leader in Lycoming County

Upstream

National Fuel

Top Marcellus Breakevens by Operator & County
(Source: ITG Investment Research)
Breakeven NYMEX ($/Mcf)
$5.00
$4.00
$3.00
$2.00
$2.41
$2.79
$2.80
$2.95
$2.95
$2.96
$3.03
$3.06
$3.09
$3.11
$3.21
$3.23
$3.25
$3.33
$3.35
$3.46
$3.54
$3.62
$3.65
$3.69
Citrus (Wyoming)
COG (Susquehanna)
NFG (Lycoming)
CHK (Marshall)
CHK (Wyoming)
CHK (Wetzel)
CHK (Susquehanna)
XOM (Butler)
XOM (Allegheny)
EQT (Greene)
Rice (Greene)
RRC (Washington)
SWM (Bradford)
Chief (Susquehanna)
AB Resources (Marshall)
RRC (Allegheny)
CHK (Bradford)
TENG (Marshall)
NFG (Tioga)
APC (Lycoming)

January 2014

Seneca’s Operations
Seneca’s Lycoming Economics are in the Top 3

Source: ITG IR, raw data provided by didesktop and state agencies
There are an additional 109 breakeven
data points greater than $3.69/Mcf

Upstream

Seneca Fee
Seneca Lease
Warren
McKean
Forest
Venango
Elk
Cameron
Jefferson
Clearfield
Tier I
~200,000 Acres

January 2014

Seneca Acreage
Huge Position – Varies in Understanding

Northeast Core
~30,000 acres in NE Core
Tier I Acres
~200,000 acres
Economic at $2.80 to $3.80/Mcfe
Awaiting Evaluation
~250,000 acres
Requires Gas Price Above $4/Mcf
~300,000 acres
Understanding Seneca’s
780,000 Net Acres

SRC Lease Acreage
SRC Fee Acreage
EOG Earned JV Acreage
Marcellus Shale
2013 & 2014 WDA Delineation Program

Owl’s Nest – Delineating
2 High Btu Wells Completed
Rich Valley – Full Development
2 Wells Completed
7-Day IP of 7.8 MMcf/d & EUR of 7.4 Bcf
2   Well 7-Day IP: 4.5 MMcf/d
Tionesta – Delineating
1 Well Completed
Ridgway – Delineating
1 Well Completed
2013 Drill Program
Seneca Operated
Heath – Delineating
1 Well Planned
Sulger Farms – Delineating
1 Well Planned
Hemlock – Delineating
1 Well Planned
2014 Drill Program
Church Run – Delineating
1 Well Completed
Clermont – Full Development
2 Wells Completed
9H: 7-Day IP of 10 MMcf/d & EUR of 8.6 Bcf
10H: 7-Day IP of 7.4 MMcf/d & EUR of 6.6 Bcf
nd

Marcellus Shale
Strong Wells Across WDA Acreage

Well Name
Completion
Design
Treatable
Lateral
Length Stages
Peak
24-Hour
Rate
(MMcfd)
Peak
7-Day
Rate
(MMcfd)
EUR
(Bcf) Status
Rich Valley 27H RCS 6,372’ 42 8.1 7.8 7.4 Producing
Clermont 9H RCS 5,500’ 37 11.4 10.0 8.6 Producing
Clermont 10H Non-RCS 5,565’ 23 8.1 7.3 6.6 Producing
Ridgway 19H RCS 5,537’ 37 7.1 6.4 5-8
Flowback
Test
Church Run 2H RCS 4,435’ 29 4.8 4.5 4-6
Flowback
Test
Owl’s Nest 54H RCS 6,139’ 41 6.1 5.8 4-7
Flowback
Test
Owl’s Nest 59H RCS; Gel 5,371’ 36 3.4 3.1 2-4
Flowback
Test
(1) RCS – Reduced Cluster Spacing
(2) Completed using linear gel to place larger proppant near the wellbore
1
2

Upstream

SRC Clermont vs. Non-Op JV Clermont
9H
10H
COP 2316 5H
COP 2316 6H
9H: RCS Completion (150’ stage spacing)
10H: Standard Completion (240’ stage spacing)
Non-Op JV Wells (5H, 6H)
Mcf per Day
Days On
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
0
5
10
15
20
25
30

January 2014

Marcellus Shale
Clermont Wells Improved from Early Non-Op JV Wells

Clermont 5H & 6H (Non-op wells)
Avg. lateral length: 3,344’
Small casing: 4.5”
Restricted pump rates
Wide stage spacing: 350’
No soaking, low Sw’s
Clermont 9H & 10H (Seneca wells)
Avg. lateral length: >5,500’
Large casing: 5.5”
Increased pump rates
9H (RCS): 150’ spacing
10H (Standard): 240’ spacing
Soaked both wells: 30 Days

Upstream

Marcellus Faults
Marcellus & Basement Faults
Pad N: Spacing Test
9 of 9 Wells Drilled
Clermont
RCS: 9H 7-day IP: 10.0 MMcf/d (EUR: 8.6 Bcf)
Non-RCS: 10H 7-day IP: 7.4 MMcf/d
Rich Valley
7-day IP: 7.8 MMcf/d
EUR: 7.4 BCF
Lateral Length: 6,372'
Pad O
Rich Valley
Pad E
Pad D
Rich Valley 2nd Well
7-day IP: 4.5 MMcf/d
Lateral Length: 4,492'
Pad H
JV Wells
Clermont
SRC Fee Acreage
SRC Lease Acreage
200-250 Horizontal Locations

January 2014

Marcellus Shale Rich Valley/Clermont is in Full Development Mode 21

Upstream

SRC Fee Acreage
SRC Lease Acreage
EOG Earned JV Acreage
2014 Hz Appraisal Program
2015+ Locations
Warren
Forest
Clarion
Cameron
2-4 BCF/well
6 - 8 BCF/well
4 - 6 BCF/well
2-4 BCF/well
4 - 6 BCF/well
Vertical well data base

January 2014

Marcellus Shale 200,000 Acres With 6-8 Bcfe EUR Wells 22 Note: Assumes 6,000’ treated lateral length

Marcellus Shale
1,700 To 2,000 Economic WDA Locations Below $4/Mcfe

Prospect County Product
Approx.
Remaining
Locations
EUR
(Bcfe) BTU
IRR (1) @
$4/MMBtu
15% IRR (1)
Breakeven Price
($/Mcf)
Tract 100 Lycoming Dry Gas 40 11.5 1,030 90% $2.20
Gamble Lycoming Dry Gas 29 10-11 1,030 77% $2.33
Tract 595 Tioga Dry Gas 20 8.4 1,030 45% $2.63
Clermont/Rich Valley Elk/Cameron Dry Gas 228 6-8 1,050 38% $2.80
Ridgway Elk Dry Gas 450-570 6-8 1,111 26% $3.30
Hemlock Elk Dry Gas 130-170 6-8 1,070 23% $3.40
Church Run Elk Dry Gas 60-70 6-8 1,125 22% $3.45
(W) West Branch McKean Dry Gas 47 6-8 1,050 22% $3.48
Covington Tioga Dry Gas Developed 5.7 1,030 22% $3.49
Heath Jefferson Dry Gas 260-330 5-8 1,060 19% $3.65
Sulger Farms Jefferson Dry Gas 170-210 5-8 1,020 19% $3.66
Owl’s Nest/James City Elk/Forest Dry Gas 120-160 5-8 1,125 18% $3.69
Boone Mt. Elk Dry Gas 230-290 4-6 1,020 18% $3.76
Church Run Elk Wet Gas 40-50 2-4 1,140 13% $4.32
Tionesta Forest/Venango
Wet Gas/
Liquids
300-340 4-6 1,325 12% $4.50
Owl’s Nest/James City Elk/Forest Wet Gas 150-180 4-6 1,140 11% $4.51
Mt. Jewett McKean Wet Gas 90-110 2-4 1,140 6% $5.50
Beechwood Cameron Dry Gas 210-280 2-4 1,030 2% $7.14
Red Hill Cameron Dry Gas 150-200 2-4 1,030 2% $7.14
2013 Appraisal prospects
2014 Appraisal prospects
(1) Internal Rate of Return (IRR) includes estimated well costs, LOE, and Gathering tariffs anticipated for each prospect

Upstream

National Fuel

Permitted
Drilled/Drilling
Completed
Producing
Range Resources
1.4 MMcf/d
"Not Effectively Stimulated"
Point Pleasant
Northern Boundary
Halcon
2.5 MMcf/d,
360 Bbls/d
Halcon
4.5 MMcf/d,
860 Bbls/d
Mt. Jewett
Horizontal: completed September 2013
Peak 24-Hour Rate: 8.5 MMcf/d
Tionesta
Horizontal: Completed Fall 2012
Peak 24-Hour Rate: 3.9 MMcf/d
Rex
9.2 MMcf/d
Halcon
6.6 MMcf/d,
750 Bbls/d
Range Resources
4.4 MMcf/d
Chesapeake
6.4 MMcf/d
Eastern Ohio
Point Pleasant Core
Ashtabula
Crawford
Warren
McKean
Potter
Tioga
Forest
Venango
Trumbull
Mercer
Clarion
Portage
Mahoning
Lawrence
Butler
Stark
Beaver
Tuscarawas
Harrison
Guernsey
Noble
Monroe
Cambria
Blair
Huntingdon
Mifflin
Juniata
Perry
Snyder
Union
Centre
Cumberland
Somerset
Bedford
Fulton
Franklin
Adams
Fayette
Washington

January 2014

Point Pleasant & Utica Shale Continuing to Delineate 24

Upstream

DISTRICT 5
oalinga
Santa Maria
Bakersfield
Lancaster
DISTRICT 2
Ventura
DISTRICT 1

Gross Operated Daily Production (Boe/d)
6,000
4,500
3,000
1,500
0
2010
2013
4,500
4,000
500
1,200
1,700
1,500
1,200
1,100
800
1,100
500
North Midway Sunset
South Midway Sunset
South Lost Hills
North Lost Hills
Sespe
East Coalinga

January 2014

California
Stable Production Fields; Modest Growth Potential

East Coalinga
Temblor Formation
Primary
North Lost Hills
Tulare & Etchegoin Formation
Primary/Steamflood
South Lost Hills
Monterey Shale
Primary
North Midway Sunset
Tulare & Potter Formation
Steamflood
South Midway Sunset
Antelope Formation
Steamflood
Sespe
Sespe Formation
Primary
Key Areas of Focus in 2014
1. East Coalinga Evaluation
2. South Midway Sunset Extensions
3. Sespe Coldwater Evaluation

Upstream

Capital Expenditures
Adjusted EBITDA
$ Millions
$250
$200
$150
$100
$50
$0
$171.6
$187.8
$187.6
$226.9
$215.0
$31.4
$27.6
$47.4
$62.9
$104.6
2009
2010
2011
2012
2013
Fiscal Year

January 2014

California Outstanding Cash Flow (1) 26 (1) Adjusted EBITDA and Capital Expenditures represent Seneca Resources Corporation’s West Division, which includes its activity in Kansas

California
Looking Forward

1. Manage decline of base
production
2. Pursue and develop opportunities
for growth from current assets
Sespe
East Coalinga
South Midway Sunset
3. Continue to pursue additional
acquisition and farm-in
opportunities

Upstream

B Pool
A Pool
16X Pool
97X Pool
251 Pool
252 Pool
SE Pool
1000′
Existing Wells
Original Pool Boundary
Extended Pool Boundary

Monthly Production at South Midway Sunset
Seneca Acquired in June 2009
Daily Production (Boe per day)
2,000
1,500
1,000
500
0
Jan-05
Nov-05
Sep-06
Jul-07
May-08
Mar-09
Jan-10
Nov-10
Sep-11
Jul-12
May-13

January 2014

California
South Midway Sunset Has Delivered Significant Growth

Highlights Since Acquisition
Increased daily production by 130%
Drilled 80 new producers
Added 3.3 MMBO of proven reserves
Increased steam capacity by 280%
Identified opportunities for additional
pool development

Upstream

National Fuel

Seneca 251O & 251V
Extended the 251 Pool to the South & West
Seneca 262S
Extended the S Ext Pool to the West
2012 Drill Program: 21 Wells / 3 Injectors
2013 Drill Program: 23 Wells / 5 Injectors
2014 Drill Program: 23 Wells / 4 Injectors
252 Pool
S Ext Pool
251 Pool
0 ft
50 ft
100 ft
150 ft
252 Pool extended to the South & West by Multiple Wells
2013 Drilling Program: Producers
Injectors
2014 Drilling Locations: Producers
Injectors
Section 19
Section 20
1000'

January 2014

California South MWSS Growth Opportunities Continue into 2014 29

Upstream

Returned to Production
2013 Evaluation Wells
Seneca Lease
Existing Wells
Downspacing Potential
1-acre (~30 locations)
2-acre (~40 locations)
5-acre (~120 locations)
1-Acre Test
48 BOPD
2-Acre Test
18 BOPD
5-Acre Test
54 BOPD
2000'

Monthly Production @ East Coalinga
Daily Production (Boe per Day)
750
500
250
0
Seneca Acquired in January 2013
Jun-09
Apr-10
Feb-11
Dec-11
Oct-12
Aug-13

January 2014

California
Early Success in Farm-In with Chevron at East Coalinga

Highlights Since Acquisition
Achieved highest field production in 10
years
Production increased 130% since 1/2013
Drilled 12 evaluation wells that confirmed
downspacing potential
Returned 40 idle wells back to production

Upstream

National Fuel

2011 Wells (5)
2012 Wells (6)
2013 Wells (6)
2014 Wells (4)
TC 524-28
IP: 100 BOEPD
1st Oil 10/13
TC 525-28
IP: 160 BOEPD
1st Oil 10/13
1 Mile
29
27
WS 535-33
1st Oil in 11/13
WS 525-33
1st Oil in 11/13
31
32

"X" SANDS ISOCHORE (Thickness)

Year	Target	# of Wells	Average IP (BOEPD)
2011	Sespe (5-Acre Infill)	2	75
2011	Sespe (10-Acre)	3	90
2012	Sespe (5-Acre Infill)	2	70
2012	Coldwater	2	125
2012	Sespe (10 Acre)	2	110
2013	Sespe (5-Acre Infill)	2	NA
2013	Coldwater	2	130
2013	Sespe (10 Acre)	2	85

January 2014

California Ongoing Evaluation of Long-Term Sespe Potential 31

California
Limited Growth Opportunities, But Strong Economics

Field
Average
Well Cost
Average
EUR
(MBO)
Estimated
IRR
@$100/Bbl
Fiscal 2014
Locations
South Midway Sunset $250,000 30 75% 23
East Coalinga $400,000 40 50% 30
Sespe – 5 Acre Infill $2,800,000 150 25% 0
Sespe - Coldwater $2,800,000 180 35% 4

Upstream

National Fuel

Forecast
3-5% CAGR
10,000
9,000
8,000
7,000
6,000
Average Daily Net Production (BOE per Day)
9,056
8,773
9,322
9,078
2010
2011
2012
2013
2014 (Est.)
2015 (Est.)
Fiscal Year

January 2014

California Modest Growth Anticipated in 2014 and 2015 33

Upstream

NESS
BARTON
RICE
MCPHERSON
MAR
PAWNEE
DGEMAN
STAFFORD
RENO
EDWARDS
KANSAS
FORD
PRATT
SEDGWICK
KIOWA
KINGMAN
CLARK
COMANCHE
BARBER
HARPER
SUMNER

January 2014

Mississippian Lime
Commencing Evaluation Program in Fiscal 2014

Total Net Acres: 13,615
100% working interest in 4,400
gross acres
55% net working interest in
17,365 gross acres
Negotiated an increase in Seneca’s
working interest and have taken
over as operator
Currently drilling second well
Will drill up to 5 evaluation wells in
2014
The initial entry into the Mississippian Lime play furthers the Company’s goal of maintaining a significant contribution from oil-producing properties
Unit
30-day IP:
352 BOED
(92% Oil/NGLs)

Hedging Overview
How Does Seneca Sell its Production?

Well Head
Interconnection
with Interstate
Pipeline Network
Gathering
System
3rd Party
Marketer
(or spot market)
Firm Transport
Demand Center
(firm sales or
spot market)
Contracted Basis
Differential
FT Rate
The 1,700 to 2,000 economic locations
at less than $4.00/Mcf are based on a
realized price after gathering
Spot Market

Corporate

Other
NYMEX
Dominion South Point
Long-Term Firm Sales(1) (MMBtu per Day)
500,000
400,000
300,000
200,000
100,000
0
307,745
NYMEX
202,745
Less: $0.28
Dominion
105,000
Less: $0.26
331,234
NYMEX
169,091
Less: $0.43
Dominion
162,143
Less: $0.36
290,000
NYMEX
160,000
Less: $0.34
Dominion
115,000
Less: $0.32
Winter 2013/2014
Summer 2014
Winter 2014/2015

January 2014

Hedging Overview
Firm Sales Provide a Market for Appalachian Production
36
Prices shown represent the sales (netback
price) at the first non-affiliated interstate
pipeline, including the cost of all related
downstream transportation.
(1) Long-term firm sales represent gross volumes

Corporate

Dominion
NYMEX
SoCal
Natural Gas Swaps (Bcf)
125
100
75
50
25
0
103.3
74.7
27.4
77.9
58.9
17.8
53.6
35.7
17.9
41.7
23.8
17.9
5.3
2014
2015
2016
2017
2018
Fiscal Year

January 2014

Hedging Overview Current Natural Gas Hedge Positions 37

Corporate

National Fuel

100%
80%
60%
40%
20%
0%
% Hedged
Hedging Policy Range
Oil Hedges
Natural Gas Hedges
66%
75%
43%
43%
41%
24%
13%
15%
3%
2%
Fiscal 2014
Fiscal 2015
Fiscal 2016
Fiscal 2017
Fiscal 2018

January 2014

Hedging Overview
Current Hedge Book has Seneca Positioned Very Well

(1) Hedge positions for fiscal years 2016-2018 reflect the midpoint of Seneca’s target annual production growth (20%) starting with the midpoint of Fiscal 2015 guidance (180-220 Bcfe)
Natural Gas $4.27/Mcf $4.27/Mcf $4.33/Mcf $4.44/Mcf $4.81/Mcf
Crude Oil
$100.22/Bbl $95.90/Bbl $92.97/Bbl $92.30/Bbl $91.00/Bbl

Corporate

Total Production (Bcfe)
150
120
90
60
30
0
55 Bcf
12.6 Bcf
27.4 Bcf
10 Bcf
29 Bcf
125-143
NYMEX
Firm Sales
DOM
Firm Sales
EDA
Spot Sales
WDA
Production
Total
East Division
Production

January 2014

Hedging Overview
FY 2014 Production – Firm Sales & Hedge Composition

Price Certainty
Hedge Price - Firm
Sales Differential
Seneca has an additional 19.7 Bcf of
NYMEX hedges to help mitigate
commodity exposure on its sales
Price Certainty
Hedge Price - Firm
Sales Differential

Seneca Resources
What Will Seneca Look Like Moving Forward?

Consistent Production Growth: 15-25% CAGR
Driven by a very large, high-quality Appalachian acreage position
Maintain Oil Production Expand When Possible
Excellent operator and significant cash flow generation
Disciplined Spending Driven by Rates of Return
Pace of development adapts to changing market dynamics
A Leader in Technology, Safety & Environmental Responsibility
Maintain a leadership role in using technology and developing best practices

41 Midstream Businesses Overview

Midstream

National Fuel

CANADA
Lake Ontario
Lake Erie
NY
VT
NH
MA
CT
NJ
PA
OH
WV
MD
NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
GATHERING PIPELINES
SENECA RESOURCES ACREAGE

January 2014

Midstream Businesses Positioned to Serve Seneca’s Rapidly Growing Production 42

Midstream

Fiscal Year Revenue by Project
(Covington & Trout Run Systems)
$ Millions
$100
$75
$50
$25
$0
Throughput (MMDth)
160
120
80
40
-
$14
$2
$16
$17
$15-$17
$41-$50
2010
2011
2012
2013
2014 (Est.)
Covington
Trout Run
Total Throughput

Bradford County
TGP
Mansfield
Wellsboro
Covington
COVINGTON GATHERING SYSTEM
Blossburg
Tioga County
Morris
TROUT RUN GATHERING SYSTEM
Lycoming County
Trout Run
Waterville
Cogan Station
TRANSCO
Williamsport
Clinton County
Linden
COMPRESSOR STATION
DEHYDRATION FACILITIES
Interconnects

January 2014

Gathering
Existing Systems Supporting Seneca’s Near-Term Growth

Covington Gathering System
In-service date: November 2009
Capacity: 220,000 Dth per day
Interconnect: TGP 300
Capital expenditures (to date): $28.3 million
Capital expenditures (future): $7.5 million
Trout Run Gathering System
In-service date: May 2012
Capacity: 466,000 to 585,000 Dth per day
Interconnect: Transco – Leidy Lateral
Capital expenditures (to date): $128.0 million
Capital expenditures (future): $60 to $90 million

Midstream

Compressor Station
Interconnect
TGP 300
DOMINION
McKean County
Elk County
Cameron County
NATIONAL FUEL
CLERMONT 2014 EXPANSION
CLERMONT FUTURE EXPANSION
SENECA RESOURCES ACREAGE

January 2014

Gathering
Clermont Gathering System has Large Expandability

Clermont Gathering
System
In-Service: Ongoing build-out
Ultimate Trunkline Capacity:
700 to 1,000 MMcf per day
Interconnects
TGP 300 and National Fuel
Gas Supply Corporation
(anticipated)
Capital:
2014: $60 - $92 million
2015: $75 - $125 million
Seneca Pads Connected
Up to 25 pads connected
following the 2015
expansion

Midstream

Revenue
Cumulative Capital Invested
Capital Expenditures ($ Millions)
Revenue ($ Millions)
$500
$400
$300
$200
$100
$0
$150
$120
$90
$60
$30
$0
$368-$468
$268-$318
$80-$95
$60-$72
$168
$113
$34.8
$17.5
2009
2010
2011
2012
2013
2014 Forecast
2015 Forecast
Fiscal Year

January 2014

Gathering Capital Deployment Will Deliver Long-Term Growth 45 Revenue Growth (2013 to 2015): ~60% CAGR Capital Investment (2013 to 2015): ~60% CAGR

Midstream

National Fuel

Develop multiple outlets to high-value markets

NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
GATHERING PIPELINES
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE
CANADA
Lake Ontario
Lake Erie
To Dawn
NY
VT
NH
MA
CT
PA
OH
NJ
WV
MD

January 2014

Pipeline & Storage Project Opportunities to Support WDA Growth 46

Midstream

Eastern Canada (Dawn) is Currently a Premium Priced Market

Dawn to Dominion South Point
Dawn to TGP 300 - Zone 4
$ per MMBtu
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14

January 2014

Pipeline & Storage Northeast PA Spot Markets are Heavily Discounted 47

Midstream
January 2014

Lake Huron
CANADA
Lake Ontario
Lake Erie
OH
PA
NJ
WV
VA
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE

Pipeline & Storage
Expansions to Move Gas from the WDA are Significant

Projects to Support WDA Growth
Project Capacity (Dth/day)
Northern Access 2015 140,000
Clermont to Chippawa 250,000+
Clermont to Transco 300,000-500,000
Total New Capacity 690,000-890,000+
Project Capital Cost
Northern Access 2015 $67 million
Clermont to Chippawa $250 million
Clermont to Transco $100-$150 million
Total Capital
Expenditures
$417-$467 million
Northern
Access 2015
(November 2015)
Clermont to
Chippawa
(2016)
Longer-Term
WDA Expansion
(2016)
Clermont

Midstream

National Fuel

Huron
CANADA
Lake Ontario
Lake Erie
OH
NJ
WV
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES

January 2014

Pipeline & Storage
Recent 3 rd Party Expansions Have Been Highly Successful

Expansions for 3
rd
Parties
Project
Capacity
(Dth/day)
Northern Access 2013 320,000
Tioga County Extension 350,000
Line N (2011, 2012 & 2013) 353,000
Total New Capacity 1,023,000
Project Capital Cost
Northern Access 2013 $72 million
Tioga County Extension $58 million
Line N (2011, 2012 & 2013) $104 million
Total Capital Expenditures $234 million
Northern
Access 2013
Tioga County
Extension
Line N Projects

Midstream
January 2014

CANADA
Lake Ontario
Lake Erie
OH
PA
WV
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES

Pipeline & Storage
Additional Line N Expansions Planned for the Future

In-Service: November 2014
System: NFG Supply Corp.
Capacity: 105,000 Dth per day
Precedent agreements signed for all
available capacity
Interconnect
Mercer (TGP Station 219)
Total Cost: $30 Million
Expansion: $27 million
System Modernization: $3 million
Major Facilities
3,500 HP Compressor
2.1 miles – 24” Replacement Pipeline
Mercer Expansion
Mercer
(TGP Station 219)
Mercer
Expansion

Midstream

National Fuel

CANADA
Lake Ontario
Lake Erie
OH
PA
WV
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES

January 2014

Mercer
(TGP Station 219)
Pipeline & Storage
Pairing Line N Expansions with System Modernization

In-Service: November 2015
System: NFG Supply Corp.
Capacity: 175,000 Dth per day
Precedent agreements signed for
145,000 Dth per day
Interconnect
Mercer (TGP Station 219)
Holbrook (TETCO)
Total Cost: $74 Million
Expansion: $39 million
System Modernization: $35 million
Major Facilities
3,600 HP Compressor
23.5 miles – 24” Replacement Pipeline
Westside Expansion &
Modernization
Holbrook (TETCO)
Westside
Expansion &
Modernization

Midstream

CANADA
Lake Ontario
NY
Lake Erie
PA
OH
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES

January 2014

Pipeline & Storage
Developing Unique Solutions for Shippers

In-Service: November 2015
System: NFG Supply & Empire Pipeline
New No-Notice Services
Preserving 172,500 Dth per day (RG&E)
Preserving 20,000 Dth per day (NYSEG)
Precedent agreement executed with
RG&E
Capacity
Transportation: 69,000 Dth per day
Retained Storage: 3.3 Bcf
Interconnect
Tuscarora (NFG/Supply)
Total Cost: $56 Million
Major Facilities
1,500 HP Compressor
18 miles – 20” Replacement Pipeline
Tuscarora Lateral
Tuscarora
Lateral

Midstream

NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES
Lake Erie
OH

January 2014

Pipeline & Storage
Significant Expansions Are Driving Growth

Completed Projects (Since 2009)
Recent Capacity Additions 1,113,000
Line N Corridor
Line “N” Expansion
Line “N” 2012 Expansion
Line “N” 2013 Expansion
Mercer Expansion
West Side Expansion
Total Capacity
603 MDth/d
Delivering Gas North
Tioga County Extension
Northern Access
Northern Access 2015
Clermont to Chippawa
Total Capacity
1,060 MDth/d
Leaving the WDA
Lamont Compressor
Clermont to Transco
Total Capacity
390 to 590 MDth/d
Planned Projects (2014 -2015)
Planned Capacity Additions 459,000
Potential Projects (2016+)
Potential Capacity Additions
550,000
to
750,000
Total (2009-2016+)
Capacity Additions
2,122,000
to
2,322,000

Midstream

National Fuel

Annual Expansion Revenue

Projects Placed in Service Since Fiscal 2011

$200
$150
$100
$50
$0
Expansion Project Revenue ($ Millions)
$4
$37
$59
$60
$65
$91
2011
2012
2013
2014 (Est.)
2015 (Est.)
2016 (Est.)
2017 (Est.)
2018 (Est.)
Fiscal Year

January 2014

Pipeline & Storage Expansion Project Revenue Growth 54 Larger projects under consideration for fiscal 2016 and 2017 will drive significant revenue growth

55 Utility Overview

Downstream
January 2014

CANADA
Lake Ontario
Lake Erie
NY
PA
OH
NJ
UTILITY SERVICE AREA

Utility
New York & Pennsylvania Service Territories

Total Customers: 522,000
Rate Mechanisms:
Revenue Decoupling
Weather Normalization
Low Income Rates
Choice Program/Purchase of Receivables
Merchant Function Charge
(Uncollectibles Adjustment)
90/10 Sharing (Large Customers)
Natural Gas Vehicle Pilot Program
ROE: 9.1% (Litigated - 2007)
Total Customers: 213,000
Rate Mechanisms:
Low Income Rates
Choice Program/Purchase of Receivables
Merchant Function Charge
ROE: Black Box Settlement (2007)
New York
Pennsylvania

Downstream

120
110
100
90
80
Usage Per Account[(1)] (Mcf)
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
12-Months Ended Sept 30

35
30
25
20
15
Usage Per Account[(1)] (MMcf)
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
12-Months Ended Sept 30

January 2014

Utility Customer Usage 57 Residential Usage Industrial Usage (1) Weighted Average of New York and Pennsylvania service territories (assumes normal weather)

Downstream

National Fuel

$250
$200
$150
$100
$50
$0
O&M Expense ($ Millions)
$203
$25
$178
$191
$27
$164
$181
$14
$167
$179
$11
$168
$177
$9
$168
$178
$6
$172
2008
2009
2010
2011
2012
2013
Fiscal Year
All Other O&M Expenses
O&M Uncollectible Expense

January 2014

Utility Continued Cost Control Helps Provide Earnings Stability 58

Downstream

Capital Expenditures for Safety
Total Capital Expenditures
Capital Expenditures ($ Millions)
$100
$80
$60
$40
$20
$0
$56.2
$58.0
$58.4
$58.3
$72.0
$80-$90
$80-$90
$44.4
$45.0
$44.3
$43.8
$48.1
2009
2010
2011
2012
2013
2014 Forecast
2015 Forecast
Fiscal Year

January 2014

Utility Capital Spending Largely Focused on Maintenance 59 The Utility remains focused on spending to maintain the ongoing safety and reliability of its system

Utility
Achieved a Settlement in New York

March 27, 2013
Filed a plan with the NY PSC
to adopt an earnings
sharing and stabilization
mechanism on earnings
above a 9.96% ROE
April 19, 2013
NY PSC issued an Order
to Show Cause (OTSC)
commencing a
proceeding to establish
“temporary rates”
June 1, 2013
OTSC suggests
“temporary rates” could
become effective
On December 6, 2013 a Joint Proposal
between National Fuel and other parties
was filed with the NYPSC.  This agreement
proposes to settle all outstanding issues
with the following key components:
May 8, 2013
Company responds to
OTSC
June 14, 2013
“Temporary rates”
become effective
July 26, 2013
Settlement discussions
commence for
permanent rates
Two-year rate plan effective 10/1/13
ROE: 9.1% (48% Equity Component)
Earnings Sharing Mechanism

Corporate

A Future of Opportunity

Adjusted EBITDA Growth	**10-15% CAGR** *2014 to 2018*
Production Growth	**15-25% CAGR** *2014 to 2018*
Midstream Businesses Adjusted EBITDA	**10-15% CAGR** *2014 to 2018*

January 2014

National Fuel Gas Company
A History of Success & A Future of Opportunity

30% CAGR
Since 2009
Adjusted
EBITDA
Growth
Production
Growth
Midstream
Businesses
Adjusted
EBITDA
A History of Success
10% CAGR
Since 2009
10% CAGR
Since 2009
Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings is included at the end of this presentation.

62 Appendix

National Fuel Gas Company
Current Hedge Positions

Fiscal
Year
NYMEX
Volume
(Bcf)
Average
Price
($/Mcf)
Dominion
Volume
(Bcf)
Average
Price
($/Mcf)
SoCal
Volume
(Bcf)
Average
SoCal
Price
Total
Volume
(Bcf)
Average
Price
($/Mcf)
2014
74.7 $4.26 27.4 $4.26 1.1 $4.57 103.3 $4.27
2015
58.9 $4.32 17.8 $4.07 1.1 $4.57 77.9 $4.27
2016
35.7 $4.46 17.9 $4.07 - - 53.6 $4.33
2017
23.8 $4.71 17.9 $4.07 - - 41.7 $4.44
2018
5.3 $4.81 - - - - 5.3 $4.81
Natural Gas Hedges
Fiscal
Year
MWSS
Volume
(MMBbl)
Average
Price
($/Bbl)
Brent
Volume
(MMBbl)
Average
Price
($/Bbl)
NYMEX
Volume
(MMBbl)
Average
Price
($/Bbl)
Total
Volume
(MMBbl)
Average
Price
($/Bbl)
2014
0.624 $95.68 1.344 $102.32 - - 1.968 $100.22
2015
- - 0.903 $98.42 0.396 $90.14 1.299 $95.90
2016
- - 0.933 $95.18 0.300 $86.09 1.233 $92.97
2017
- - 0.384 $92.30 - - 0.384 $92.30
2018
- - 0.075 $91.00 - - 0.075 $91.00
Crude Oil Hedges

National Fuel Gas Company
Comparable GAAP Financial Measure Slides and Reconciliations

This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s ongoing operating results, for measuring the Company’s cash flow and liquidity, and for comparing the Company’s financial performance to other companies. The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes.
The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.
The Company defines Adjusted EBITDA as reported GAAP earnings before the following items: interest expense, depreciation, depletion and amortization, interest and other income, impairments, items impacting comparability and income taxes.

Reconciliation of Exploration & Production West Division Adjusted EBITDA
to Exploration & Production Segment Net Income
($ Thousands)
FY 2013
Exploration & Production - West Division Adjusted EBITDA 215,042 $
Exploration & Production - All Other Divisions Adjusted EBITDA 277,341
Total Exploration & Production Adjusted EBITDA 492,383 $
Minus: Exploration & Production Net Interest Expense (38,244)
Minus: Exploration & Production Income Tax Expense (95,317)
Minus: Exploration & Production Depreciation, Depletion & Amortization (243,431)
Exploration & Production Net Income 115,391 $
Exploration & Production Net Income 115,391 $
Pipeline & Storage Net Income 63,245
Gathering Net Income 13,321
Utility Net Income
65,686
Energy Marketing Net Income
4,589
Corporate & All Other Net Income
(2,231)
Consolidated Net Income
260,001 $

Reconciliation of Adjusted EBITDA to Consolidated Net Income
($ Thousands)
FY 2009 FY 2010 FY 2011 FY 2012
Exploration & Production - West Division Adjusted EBITDA 171,572 $            187,838 $            187,603 $            226,897 $            215,042 $
Exploration & Production - East Division Adjusted EBITDA 57,179 $              75,098 $              175,392 $            167,806 $            283,509 $
Exploration & Production - All Other Divisions Adjusted EBITDA 50,960                  64,526                  14,462                  2,426                     (6,168)
Total Exploration & Production Adjusted EBITDA 279,711 $            327,462 $            377,457 $            397,129 $            492,383 $
Total Adjusted EBITDA
Exploration & Production Adjusted EBITDA 279,711 $            327,462 $            377,457 $            397,129 $            492,383 $
Pipeline & Storage Adjusted EBITDA 130,857               120,858               111,474               136,914               161,226
Gathering Adjusted EBITDA (141)                       2,021                     9,386                     14,814                  29,777
Utility Adjusted EBITDA 164,443               167,328               168,540               159,986               171,669
Energy Marketing Adjusted EBITDA 11,589                  13,573                  13,178                  5,945                     6,963
Corporate & All Other Adjusted EBITDA (5,434)                   408                        (12,346)                (10,674)                (9,920)
Total Adjusted EBITDA 581,025 $            631,650 $            667,689 $            704,114 $            852,098 $
Total Adjusted EBITDA 581,025 $            631,650 $            667,689 $            704,114 $            852,098 $
Minus: Net Interest Expense (81,013)                (90,217)                (75,205)                (82,551)                (89,776)
Plus:  Other Income 9,762                     6,126                     5,947                     5,133                     4,697
Minus: Income Tax Expense (52,859)                (137,227)              (164,381)              (150,554)              (172,758)
Minus: Depreciation, Depletion & Amortization (170,620)              (191,199)              (226,527)              (271,530)              (326,760)
Minus: Impairment of Oil and Gas Properties (E&P) (182,811)              -                         -                         -                         -
Plus/Minus: Income/(Loss) from Discontinued Operations, Net of Tax (Corp. & All Other) (2,776)                   6,780                     -                         -                         -
Plus: Gain on Sale of Unconsolidated Subsidiaries (Corp. & All Other) -                         -                         50,879                  -                         -
Plus: Elimination of Other Post-Retirement Regulatory Liability (P&S) -                         -                         -                         21,672                  -
Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (E&P) -                         -                         -                         (6,206)                   -
Minus: New York Regulatory Adjustment (Utility) -                         -                         -                         -                         (7,500)
Rounding -                         -                         -                         (1)                            -
Consolidated Net Income 100,708 $            225,913 $            258,402 $            220,076 $            260,001 $
Consolidated Debt to Total Adjusted EBITDA
Long-Term Debt, Net of Current Portion (End of Period)
1,249,000 $         1,049,000 $         899,000 $            1,149,000 $         1,649,000 $
Current Portion of Long-Term Debt (End of Period) -                         200,000               150,000               250,000               -
Notes Payable to Banks and Commercial Paper (End of Period) -                    -                    40,000             171,000            -
Total Debt (End of Period) 1,249,000 $      1,249,000 $      1,089,000 $      1,570,000 $      1,649,000 $
Long-Term Debt, Net of Current Portion (Start of Period) 999,000            1,249,000         1,049,000         899,000            1,149,000
Current Portion of Long-Term Debt (Start of Period) 100,000            -                    200,000            150,000            250,000
Notes Payable to Banks and Commercial Paper (Start of Period) -                    -                    -                    40,000             171,000
Total Debt (Start of Period) 1,099,000 $      1,249,000 $      1,249,000 $      1,089,000 $      1,570,000 $
Average Total Debt 1,174,000 $      1,249,000 $      1,169,000 $      1,329,500 $      1,609,500 $
Average Total Debt to Total Adjusted EBITDA 2.02                 1.98                 1.75                 1.89                 1.89
FY 2013

Reconciliation of Segment Capital Expenditures to
Consolidated Capital Expenditures
($ Thousands)
FY 2014
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures 188,290 $   398,174 $         648,815 $         693,810 $         533,129 $         $550,000-650,000
Pipeline & Storage Capital Expenditures 52,504         37,894              129,206            144,167            56,144 $           $115,000-135,000
Gathering Segment Capital Expenditures 9,433           6,538                 17,021              80,012              54,792 $           $100,000-150,000
Utility Capital Expenditures 56,178         57,973              58,398              58,284              71,970 $           $80,000-90,000
Energy Marketing, Corporate & All Other Capital Expenditures 396              773                     746                     1,121                 1,062 $             -
Total Capital Expenditures from Continuing Operations 306,801 $   501,352 $         854,186 $         977,394 $         717,097 $         $845,000-1,025,000
Capital Expenditures from Discountinued Operations
All Other Capital Expenditures 216              150 $                 - $                   - $                   - $                   - $
Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2013 Accrued Capital Expenditures - $            - $                   - $                   - $                   (58,478) $          - $
Exploration & Production FY 2012 Accrued Capital Expenditures -               -                      -                      (38,861)             38,861              -
Exploration & Production FY 2011 Accrued Capital Expenditures -               -                      (103,287)           103,287            -                      -
Exploration & Production FY 2010 Accrued Capital Expenditures -               (78,633)             78,633              -                      -                      -
Exploration & Production FY 2009 Accrued Capital Expenditures (9,093)          19,517              -                      -                      -                      -
Pipeline & Storage FY 2013 Accrued Capital Expenditures -               -                      -                      -                      (5,633)               -
Pipeline & Storage FY 2012 Accrued Capital Expenditures -               -                      -                      (12,699)             12,699              -
Pipeline & Storage FY 2011 Accrued Capital Expenditures -               -                      (16,431)             16,431              -                      -
Pipeline & Storage FY 2010 Accrued Capital Expenditures -               -                      3,681                 -                      -                      -
Pipeline & Storage FY 2008 Accrued Capital Expenditures 16,768         -                      -                      -                      -                      -
Gathering FY 2013 Accrued Capital Expenditures -               -                      -                      -                      (6,700)               -
Gathering FY 2012 Accrued Capital Expenditures -               -                      -                      (12,690)             12,690              -
Gathering FY 2011 Accrued Capital Expenditures -               -                      (3,079)               3,079                 -                      -
Gathering FY 2009 Accrued Capital Expenditures (715)             715                     -                      -                      -                      -
Utility FY 2013 Accrued Capital Expenditures -               -                      -                      -                      (10,328)             -
Utility FY 2012 Accrued Capital Expenditures -               -                      -                      (3,253)               3,253                 -
Utility FY 2011 Accrued Capital Expenditures -               -                      (2,319)               2,319                 -                      -
Utility FY 2010 Accrued Capital Expenditures -               -                      2,894                 -                      -                      -
Total Accrued Capital Expenditures 6,960 $        (58,401) $          (39,908) $          57,613 $           (13,636) $          - $
Eliminations (344) $          - $                   - $                   - $                   - $                   - $
Total Capital Expenditures per Statement of Cash Flows 313,633 $   443,101 $         814,278 $         1,035,007 $     703,461 $         $845,000-1,025,000